EXHIBIT 99.1
Contacts:
Thad Trent
EVP Finance & Administration and CFO
(408) 943-2925

Ann Minooka
Vice President, Corporate Communications
(408) 456-1962
For Immediate Release
Cypress Reports Second Quarter 2018 Results

SAN JOSE, Calif., July 26, 2018—Cypress Semiconductor Corporation (NASDAQ: CY), a leader in embedded solutions, today announced its second quarter 2018 results with the following highlights:

•	Record revenue of $624.1 million, a 7.2% increase sequentially

•	GAAP and non-GAAP gross margins were 37.5% and 46.3%, respectively, and represent a 500 bps and 540 bps increase year over year

•	GAAP and non-GAAP diluted EPS were 7 and 33 cents respectively

•	MCD revenue increased 9.4% sequentially driven by strength in microcontrollers and wireless connectivity

“The team is executing well and has delivered record revenue this quarter as Cypress continues to gain share in our high-growth markets of Automotive, Industrial and Consumer,” said Hassane El-Khoury, Cypress’ president and chief executive officer. “Our platform of Connect, Compute and Store solutions gives developers everything they need to create winning IoT products quickly and easily.”

Revenue and earnings for the quarter are shown below with comparable periods:
(In thousands, except per-share data)

	GAAP[1]			NON-GAAP[2]
	Q2 2018	Q1 2018	Q2 2017	Q2 2018	Q1 2018	Q2 2017
Revenue	$624,090	$582,241	$593,776	$624,090	$582,241	$593,776
Gross margin	37.5%	36.5%	32.5%	46.3%	45.9%	40.9%
Operating margin	8.1%	6.1%	1.5%	22.3%	19.5%	15.4%
Net income (loss)	$27,706	$9,078	$(16,920)	$124,964	$100,296	$74,704
Diluted EPS (loss)	$0.07	$0.02	$(0.05)	$0.33	$0.27	$0.21

Revenue and earnings are shown below:

(In thousands, except per-share data)

	GAAP[1]		NON-GAAP[2]
	Six Months		Six Months
	Q2 2018	Q2 2017	Q2 2018	Q2 2017
Revenue	$1,206,331	$1,125,650	$1,206,331	$1,125,650
Gross margin	37.0%	31.1%	46.1%	40.1%
Operating margin	7.2%	(0.4)%	21.0%	13.9%
Net income (loss)	$36,784	$(59,919)	$225,260	$120,591
Diluted EPS (loss)	$0.10	$(0.18)	$0.60	$0.33

1.    In 2018, certain expenses have been reclassified as part of cost of revenue. Historical results have been conformed with the 2018 presentation.
2. See the “Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures” tables (“Non-GAAP Reconciliation Tables”) included below.

BUSINESS REVIEW

+ Cypress announced key developments in its wireless connectivity solutions for the automotive and industrial markets during the quarter. Pioneer selected Cypress’ automotive-grade Wi-Fi® and Bluetooth® combo solution for its flagship in-dash infotainment receiver. The solution uses Cypress’ Real Simultaneous Dual Band (RSDB) technology to enable passengers to display and use their smartphone’s apps via Apple CarPlay™ or Android Auto™. Additionally, Cypress collaborated with Semtech on a two-chip LoRaWAN™-based module for smart city applications that uses Cypress’ PSoC® 6 microcontroller (MCU) with integrated Bluetooth Low Energy (BLE) and hardware-based security to deliver highly protected device-to-cloud connectivity.

+ Cypress continued to expand its high-performance, differentiated fail-safe storage offerings with the new Semper™ NOR Flash family - the world’s most advanced Flash solution for mission-critical automotive and industrial applications. The family has already won multiple major automotive platforms for next-generation instrument clusters and Advanced Driver Assistance Systems (ADAS).

+ Cypress also announced multiple key developments for its industry-leading USB-C solutions. The company’s EZ-PD™ USB-C controllers with Power Delivery (PD) have been selected for key reference designs for PCs and peripherals, with one qualified by Intel for use in Thunderbolt™ 3 host and peripheral designs, and one qualified by AMD for use with its “Raven Ridge” processors for notebook and desktop PCs. Cypress also continued to expand its portfolio with the industry’s first 7-port USB-C hub controller for notebook and tablet docking stations and monitor docks.

+ On July 19, 2018, Cypress paid a cash dividend of $39.4 million, or $0.11 per share, to holders of record of the Company’s common stock as of the close of business on June 28, 2018. The dividend was equivalent to a 2.8% annualized yield as of June 29, 2018.

REVENUE SUMMARY
(In thousands, except percentages)
(Unaudited)

	Three Months Ended
	July 1, 2018	April 1, 2018	July 2, 2017	Sequential Change	Year-over-year Change
Business Unit
MCD	$368,526	$336,710	$360,533	9.4%	2.2%
MPD	$255,564	$245,531	$233,243	4.1%	9.6%
Total	$624,090	$582,241	$593,776	7.2%	5.1%

	Three Months Ended
	July 1, 2018	April 1, 2018	July 2, 2017
End Market
Industrial	19.0%	17.9%	19.2%
Automotive	30.8%	34.3%	30.8%
Consumer	31.3%	31.3%	34.1%
Enterprise	18.9%	16.5%	15.9%
Total	100%	100%	100%

1.
The Microcontroller and Connectivity Division ("MCD") includes microcontroller, wireless connectivity and USB products and the Memory Products Division ("MPD") includes RAM, Flash and AgigA Tech products.

THIRD QUARTER 2018 FINANCIAL OUTLOOK

For the third quarter of 2018, Cypress estimates financial results as follows:

	GAAP	Non-GAAP
Revenue	$655 million to $685 million
Gross Margin	38.0% - 39.0%	46.5% - 47.5%
Diluted EPS	$0.11 to $0.15	$0.36 to $0.40

A reconciliation of GAAP forward-looking estimates to non-GAAP forward-looking estimates may be found in the Non-GAAP Reconciliation Tables at the end of this earnings report.

The timing and amount of certain material items, including restructuring charges, asset impairments, changes in value of deferred compensation assets and liabilities, impact of stock-based compensation from modification of equity awards, and the tax impact of non-GAAP adjustments, which are needed to estimate GAAP financial measures, are either inherently unpredictable or outside the control of the Company, and may have a significant impact on the Company’s financial results.

CONFERENCE CALL AND WEBCAST INFORMATION

Cypress will host its quarterly conference call on July 26, 2018 at 1:30 p.m. Pacific Daylight Time to discuss its second quarter 2018 results and outlook for the third quarter of 2018.

All interested parties may dial 517-308-9119 and provide the passcode “Cypress” to listen to the call. The event will be broadcast over the Internet and may be accessed through Cypress’ website at www.cypress.com/investors. The archived presentation will be available for at least two weeks immediately following the event.

FOLLOW CYPRESS ONLINE

Join the Cypress Developer Community 3.0, read our blog, follow us on Twitter, Facebook and LinkedIn, and watch Cypress videos on our Video Library or YouTube.

ABOUT CYPRESS

Cypress is a leader in advanced embedded solutions for the world’s most innovative automotive, industrial, smart home appliances, consumer electronics and medical products. Cypress’ microcontrollers, analog ICs, wireless and USB-based connectivity solutions and reliable, high-performance memories help engineers design differentiated products and get them to market first. Cypress is committed to providing customers with the best support and development resources on the planet enabling them to disrupt markets by creating new product categories. To learn more, go to www.cypress.com.

NON-GAAP FINANCIAL MEASURES
To supplement its condensed consolidated unaudited financial results presented in accordance with GAAP, Cypress uses the non-GAAP financial measures listed below, which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in more detail below.

•	Non-GAAP gross profit;

•	Non-GAAP gross margin;

•	Non-GAAP cost of revenues;

•	Non-GAAP interest and other expense, net;

•	Non-GAAP research and development expenses;

•	Non-GAAP selling, general and administrative expenses;

•	Adjusted EBITDA;

•	Non-GAAP income tax provision (benefit);

•	Non-GAAP pre-tax profit;

•	Non-GAAP pre-tax profit margin;

•	Non-GAAP operating income (loss);

•	Non-GAAP operating margin;

•	Non-GAAP net income (loss); and

•	Non-GAAP diluted earnings (loss) per share.

Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company's operations which, when viewed in conjunction with Cypress' GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company's business and operations.

The Company presents non-GAAP financial measures because management uses these measures to analyze and assess the Company's financial results and to manage the business.

There are limitations in using non-GAAP financial measures including those discussed below. Moreover, the Company’s non-GAAP measures may be calculated differently than the non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement and should be viewed in conjunction with GAAP financial measures.

As presented in the Non-GAAP Reconciliation Tables in this press release, each of the non-GAAP financial measures excludes one or more of the following items:

Acquisition-related charges: Acquisition-related charges are not factored into management's evaluation of Cypress' long-term performance after the completion of acquisitions. However, a limitation of non-GAAP measures that exclude acquisition-related charges is that these charges may represent payments that reduce the cash available to the Company for other purposes. Acquisition-related expenses primarily include:

•	Amortization of purchased intangibles, including purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements;

•	Amortization of step-up in value of inventory recorded as part of purchase price accounting; and

•
One-time charges associated with the completion of an acquisition including items such as contract termination costs, severance and other acquisition-related restructuring costs; costs incurred in connection with integration activities; and legal and accounting costs.

Stock-based compensation expense: Stock-based compensation expense relates primarily to employee stock options, restricted stock units, performance stock units and the employee stock purchase plan. Stock-based compensation expense is a non-cash expense that is affected by changes in market factors including the price of Cypress’ common shares, which are not within the control of management. In addition, the valuation of stock-based compensation is subjective, and the expense recognized by Cypress may be significantly different than the expense recognized by other companies for similar equity awards, which makes it difficult to assess Cypress’ results compared to its competitors. Accordingly, management excludes this item from its internal operating forecasts and models. However, a limitation of non-GAAP measures that exclude stock-based compensation expense is that they do not reflect the full costs of compensating employees.

Other adjustments: Additional items are excluded from non-GAAP financial measures because management does not consider them to be related to the core operating activities and ongoing operating performance of Cypress. Excluding these items, which can vary significantly from quarter to quarter, allows management to better compare Cypress’ period-over-period performance. However, limitations of non-GAAP measures that exclude these items include that these adjustments are often subjective and such non-GAAP measures may not be comparable to similarly titled non-GAAP financial measures used by other companies. These adjustments primarily include:

•	Revenue from an intellectual property license;

•	Changes in value of deferred compensation plan assets and liabilities;

•	Investment-related gains or losses, including equity method investments;

•	Restructuring and related costs;

•	Debt issuance costs, including imputed interest related to the equity component of convertible debt;

•	Asset impairments;

•	Tax effects of non-GAAP adjustments;

•	Certain other expenses and benefits; and

•
Diluted weighted average shares non-GAAP adjustment - for purposes of calculating non-GAAP diluted earnings per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits related to stock-based compensation expense, and include the impact of the capped call options related to the outstanding convertible notes.

Adjusted EBITDA: Adjusted EBITDA is calculated by adjusting net income (loss) attributable to Cypress to exclude (without duplication): interest expense, income tax provision, depreciation, amortization, equity in net loss of equity method investees, and the non-GAAP adjustments described above (acquisition related charges, stock-based compensation expense, and other adjustments). Commencing in the second quarter of 2018, Cypress reconciles adjusted EBITDA to GAAP net income rather than operating income; prior period reconciliation tables have been revised to conform to the current presentation. Adjusted EBITDA may be useful to management, investors and other users of our financial information because the exclusion of certain gains, losses, and expenses facilitates comparisons of Cypress' operating performance on a period to period basis. Adjusted EBITDA should not be considered as a measure of discretionary cash available to invest in the growth of the business. In addition, adjusted EBITDA should not be considered as a substitute for, or superior to net income attributable to Cypress, operating income, or diluted earnings per share, or other financial measures prepared in accordance with GAAP.

FORWARD-LOOKING STATEMENTS

Statements in this press release that are not historical facts and that refer to Cypress or its subsidiaries’ plans and expectations for the future are forward-looking statements as such term is used in the Private Securities Litigation Reform Act of 1995. We may use words such as “may,” "will," “should,” “plan,” “anticipate,” “believe,” “expect,” “future,” “intend,” “estimate,” “predict,” “potential,” “continue” or similar expressions identify forward-looking statements. This press release includes, among others, forward-looking statements regarding our third quarter financial outlook (as well as the related GAAP to non-GAAP reconciling items). Our forward-looking statements are based on the expectations, beliefs, and intentions of, and the information available to, our executive management on the date of this press release. Forward-looking statements involve risks and uncertainties, and readers are cautioned not to place undue reliance on forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: potential tariffs and other disruptions in the international trade and investment environment; global economic and market conditions; our ability to execute on our Cypress 3.0 strategy and our margin improvement plan; risks related to paying down our indebtedness and meeting the covenants in our debt agreements; our efforts to retain and expand our customer base; business conditions and growth trends in the semiconductor market; competition; volatility in supply and demand for our products, including but not limited to the impact of seasonality on supply and demand; our ability to develop, introduce and sell new products and technologies; potential problems relating to our manufacturing activities; reliance on distributers, resellers, third-party manufacturers, and others; risks related to our “take or pay” agreements with certain vendors; the risk of defects, errors, or security vulnerabilities in our products; the impact of acquisitions; our ability to attract and retain key personnel; the unpredictability and expense of legal proceedings; and other risks and uncertainties described in the "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations," and “Quantitative and Qualitative Disclosures about Market Risk” sections in our most recent Annual Report on Form 10-K and in our subsequent quarterly filings with the Securities and Exchange Commission which are available on our investor relations website at http://investors.cypress.com/financial-information/sec-filings. We assume no responsibility to update our forward-looking statements.

Cypress, the Cypress logo and PSoC are registered trademarks and Semper and EZ-PD are trademarks of Cypress Semiconductor Corporation. All other trademarks are property of their owners.

CYPRESS SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	July 1, 2018	December 31, 2017

ASSETS
Cash, cash equivalents and short-term investments	$112,718	$151,596
Accounts receivable, net	404,524	295,991
Inventories	286,761	272,127
Property, plant and equipment, net	291,026	289,554
Goodwill and other intangible assets, net	2,046,609	2,154,592
Other assets	362,859	373,190
Total assets	$3,504,497	$3,537,050
LIABILITIES AND EQUITY
Accounts payable	$225,619	$213,101
Income tax liabilities	55,729	52,006
Revenue reserves, deferred margin and other liabilities	480,436	497,838
Revolving credit facility and long-term debt	883,741	956,513
Total liabilities	1,645,525	1,719,458
Total Cypress stockholders' equity	1,857,816	1,816,536
Non-controlling interest	1,156	1,056
Total equity	1,858,972	1,817,592
Total liabilities and equity	$3,504,497	$3,537,050

CYPRESS SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
ON A GAAP BASIS
(In thousands, except per-share data)
(Unaudited)

	Three Months Ended			Six Months Ended
	July 1, 2018	April 1, 2018	July 2, 2017	July 1, 2018	July 2, 2017
Revenues	$624,090	$582,241	$593,776	$1,206,331	$1,125,650
Cost of revenue[1]	389,952	369,849	401,031	759,801	775,797
Gross profit	234,138	212,392	192,745	446,530	349,853
Research and development[1]	96,693	93,233	88,595	189,926	177,943
Selling, general and administrative[1]	86,599	83,397	95,258	169,996	176,591
Total operating expenses	183,292	176,630	183,853	359,922	354,534
Operating income (loss)	50,846	35,762	8,892	86,608	(4,681)
Interest and other expense, net	(14,143)	(18,154)	(16,407)	(32,297)	(35,766)
Income (loss) before income taxes and non-controlling interest	36,703	17,608	(7,515)	54,311	(40,447)
Income tax provision	(5,154)	(5,057)	(4,504)	(10,211)	(9,431)
Equity in net loss of equity method investees	(3,755)	(3,461)	(4,835)	(7,216)	(9,911)
Net income (loss)	27,794	9,090	(16,854)	36,884	(59,789)
Net gain attributable to non-controlling interests	(88)	(12)	(66)	(100)	(130)
Net income (loss) attributable to Cypress	$27,706	$9,078	$(16,920)	$36,784	$(59,919)
Net income (loss) per share attributable to Cypress:
Basic	$0.08	$0.03	$(0.05)	$0.10	$(0.18)
Diluted	$0.07	$0.02	$(0.05)	$0.10	$(0.18)
Cash dividend declared per share	$0.11	$0.11	$0.11	$0.22	$0.22
Shares used in net income (loss) per share calculation:
Basic	358,577	355,461	329,860	356,123	328,320
Diluted	371,967	370,592	329,860	370,402	328,320

1. In 2018, certain expenses have been reclassified as part of cost of revenue and operating expenses. Historical results have been conformed with the 2018 presentation.

CYPRESS SEMICONDUCTOR CORPORATION
RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per-share data)
(Unaudited)

Table A: GAAP to non-GAAP reconciling items: Three Months Ended Q2 2018
	Cost of revenues	Research and development	Selling, general and administrative	Interest and other expense, net	Income tax (provision) benefit
GAAP [i]	$389,952	$96,693	$86,599	$(17,898)	$(5,154)
[1] Stock-based compensation	3,986	13,800	16,121	—	—
[2] Changes in value of deferred compensation plan	102	467	572	(1,123)	—
[3] Equity in net loss of equity method investees	—	—	—	3,755	—
[4] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	4,415	—
[5] Amortization of acquisition-related intangible assets and other	49,438	—	4,355	—	—
[6] Gain on sale of cost method investment	—	—	(1,521)	—	—
[7] Restructuring charges	1,589	33	(383)	—	—
[8] Tax impact of non-GAAP adjustments	—	—	—	(377)	2,029
Non - GAAP [ii]	$334,837	$82,393	$67,455	$(11,228)	$(3,125)
Impact of reconciling items [ii - i]	$(55,115)	$(14,300)	$(19,144)	$6,670	$2,029

Table B: GAAP to non-GAAP reconciling items: Three Months Ended Q1 2018
	Cost of revenues	Research and development	Selling, general and administrative	Interest and other expense, net	Income tax (provision) benefit
GAAP [i]	$369,849	$93,233	$83,397	$(21,615)	$(5,057)
[1] Stock-based compensation	3,584	6,713	8,161	—	—
[2] Changes in value of deferred compensation plan	61	272	350	(266)	—
[3] Equity in net loss and impairment of equity method investees	—	—	—	3,461	—
[4] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	3,431	—
[5] Loss on extinguishment of Spansion convertible notes	—	—		3,258	—
[6] Amortization of debt issuance costs	—	—	—	1,073	—
[7] Amortization of acquisition-related intangible assets	49,438	—	5,150	—	—
[8] Restructuring charges	1,887	292	1,917	—	—
[9] Tax impact of non-GAAP adjustments	—	—	—	393	2,043
Non - GAAP [ii]	$314,879	$85,956	$67,819	$(10,265)	$(3,014)
Impact of reconciling items [ii - i]	$(54,970)	$(7,277)	$(15,578)	$11,350	$2,043

Table C: GAAP to Non-GAAP reconciling items: Three Months Ended Q2 2017
	Cost of revenues	Research and development	Selling, general and administrative	Interest and other expense, net	Income tax (provision) benefit
GAAP [i]	$401,031	$88,595	$95,258	$(21,242)	$(4,504)
[1] Stock based compensation	4,000	9,776	10,574	—	—
[2] Changes in value of deferred compensation plan	137	563	896	(1,584)	—
[3] Merger, integration, related costs and adjustments related to assets held for sale	1,336	(96)	1,193	—	—
[4] Inventory step-up related to acquisition accounting	167	—	—	—	—
[5] Equity in net loss and impairment of equity method investees	—	—	—	4,835	—
[6] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	3,507	—
[7] Amortization of debt issuance costs	—	—	—	920	—
[8] Amortization of acquisition-related intangible assets	44,270	—	5,084	—	—
[9] Restructuring charges	—	358	540	—	—
[10] Settlement charges	—	—	3,500	—	—
[11] Tax impact of non-GAAP adjustments	—	—	—	227	1,421
Non - GAAP [ii]	$351,121	$77,994	$73,471	$(13,337)	$(3,083)
Impact of reconciling items [ii - i]	$(49,910)	$(10,601)	$(21,787)	$7,905	$1,421

Table D: GAAP to non-GAAP reconciling items: Six Months Ended Q2 2018
	Cost of revenues	Research and development	SG&A and Restructuring costs	Interest and other expense, net	Income tax (provision) benefit
GAAP [i]	$759,801	$189,926	$169,996	$(39,513)	$(10,211)
[1] Stock-based compensation	7,569	20,514	24,283	—	—
[2] Changes in value of deferred compensation plan	163	739	922	(1,389)	—
[3] Equity in net loss and impairment of equity method investees	—	—	—	7,216	—
[4] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	7,846	—
[5] Loss on extinguishment of Spansion convertible notes and debt issuance cost write off due to refinancing	—	—	—	3,258	—
[6] Amortization of debt issuance costs	—	—	—	1,073	—
[7] Amortization of acquisition-related intangible assets and other	98,876	—	9,505	—	—
[8] Gain on sale of cost method investment	—	—	(1,521)	—	—
[9] Restructuring charges	3,476	325	1,533	—	—
[10] Tax impact of non-GAAP adjustments	—	—	—	16	4,072
Non - GAAP [ii]	$649,717	$168,348	$135,274	$(21,493)	$(6,139)
Impact of reconciling items [ii - i]	$(110,084)	$(21,578)	$(34,722)	$18,020	$4,072

Table E: GAAP to non-GAAP reconciling items: Six Months Ended Q2 2017
	Cost of revenues	Research and development	Selling, general and administrative	Interest and other expense, net	Income tax (provision) benefit
GAAP [i]	$775,797	$177,943	$176,591	$(45,677)	$(9,431)
[1] Stock-based compensation	7,885	20,062	19,557	—	—
[2] Changes in value of deferred compensation plan	304	1,160	1,904	(3,142)	—
[3] Merger, integration, related costs and adjustments related to assets held for sale	2,686	(96)	(286)	—	—
[4] Inventory step-up related to acquisition accounting	3,031	—	—	—	—
[5] Equity in net loss and impairment of equity method investees	—	—	—	9,911	—
[6] Imputed interest on convertible debt, equity component amortization on convertible debt and others	—	—	—	6,996	—
[7] Amortization of debt issuance costs	—	—	—	1,778	—
[8] Amortization of acquisition-related intangible assets	87,437	—	10,167	—	—
[9] Restructuring charges	231	2,710	528	—	—
[10] Settlement charges	—	—	3,500	—	—
[11] Tax impact of non-GAAP adjustments	—	—	—	642	3,546
Non - GAAP [ii]	$674,223	$154,107	$141,221	$(29,492)	$(5,885)
Impact of reconciling items [ii - i]	$(101,574)	$(23,836)	$(35,370)	$16,185	$3,546

Table F: Non-GAAP gross profit	Three Months Ended			Six Months Ended
	Q2'18	Q1'18	Q2'17	Q2'18	Q2'17
GAAP gross profit	$234,138	$212,392	$192,745	$446,530	$349,853
Impact of reconciling items on cost of revenues (Table A, B, C, D and E)	(55,115)	(54,970)	(49,910)	(110,084)	(101,574)
Non-GAAP gross profit	$289,253	$267,362	$242,655	$556,614	$451,427
GAAP gross margin (GAAP gross profit/revenue)	37.5%	36.5%	32.5%	37.0%	31.1%
Non-GAAP gross margin (Non-GAAP gross profit/revenue)	46.3%	45.9%	40.9%	46.1%	40.1%

Table G: Non-GAAP operating income	Three Months Ended			Six Months Ended
	Q2'18	Q1'18	Q2'17	Q2'18	Q2'17
GAAP operating income (loss) [i]	$50,846	$35,762	$8,892	$86,608	$(4,681)
Impact of reconciling items on cost of revenues (see Table A, B, C, D, E)	55,115	54,970	49,910	110,084	101,574
Impact of reconciling items on R&D (see Table A, B, C, D, E)	14,300	7,277	10,601	21,578	23,836
Impact of reconciling items on SG&A (see Table A, B, C, D, E)	19,144	15,578	21,787	34,722	35,370
Non-GAAP operating income [ii]	$139,405	$113,587	$91,190	$252,992	$156,099
Impact of reconciling items on operating income [ii - i]	$88,559	$77,825	$82,298	$166,384	$160,780
GAAP operating margin (GAAP operating income / revenue)	8.1%	6.1%	1.5%	7.2%	(0.4)%
Non-GAAP operating margin (Non-GAAP operating income / revenue)	22.3%	19.5%	15.4%	21.0%	13.9%

Table H: Non-GAAP pre-tax profit	Three Months Ended			Six Months Ended
	Q2'18	Q1'18	Q2'17	Q2'18	Q2'17
GAAP income (loss) before income taxes and non-controlling interest ("Pre-tax income")	$36,703	$17,608	$(7,515)	$54,311	$(40,447)
Equity in net loss and impairment of equity method investees	(3,755)	(3,461)	(4,835)	(7,216)	(9,911)
Impact of reconciling items on operating income (see Table G)	88,559	77,825	82,298	166,384	160,780
Impact of reconciling items on interest and other expense, net (see Table A, B, C, D, E)	6,670	11,350	7,905	18,020	16,185
Non-GAAP pre-tax profit	$128,177	$103,322	$77,853	$231,499	$126,607
GAAP pre-tax profit margin (GAAP pre-tax income/revenue)	5.9%	3.0%	(1.3)%	4.5%	(3.6)%
Non-GAAP pre-tax profit margin (Non-GAAP pre-tax profit/revenue)	20.5%	17.7%	13.1%	19.2%	11.2%

Table I: Non-GAAP net income (loss)
	Three Months Ended			Six Months Ended
	Q2'18	Q1'18	Q2'17	Q2'18	Q2'17
GAAP net income (loss) attributable to Cypress	$27,706	$9,078	$(16,920)	$36,784	$(59,919)
Impact of reconciling items on operating income (see Table G)	88,559	77,825	82,298	166,384	160,780
Impact of reconciling items on interest and other expense, net (see Table A, B, C, D, E)	6,670	11,350	7,905	18,020	16,185
Impact of reconciling items on income tax (provision) benefit (see Table A, B, C, D, E)	2,029	2,043	1,421	4,072	3,546
Non-GAAP net income	$124,964	$100,296	$74,704	$225,260	$120,592

Table J: Weighted-average shares, diluted
	Three Months Ended
	Q2'18		Q1'18		Q2'17
	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
Weighted-average common shares outstanding, basic	358,577	358,577	355,461	355,461	329,860	329,860
Effect of dilutive securities:
Stock options, unvested restricted stock and other	7,837	14,391	7,897	12,515	—	15,822
Convertible notes	5,553	3,070	7,234	4,750	—	18,208
Weighted-average common shares outstanding, diluted	371,967	376,038	370,592	372,726	329,860	363,890

Table K: Weighted-average shares, diluted
	Six Months Ended
	Q2'18		Q2'17
	GAAP	Non-GAAP	GAAP	Non-GAAP
Weighted-average common shares outstanding, basic	356,123	356,123	328,320	328,320
Effect of dilutive securities:
Stock options, unvested restricted stock and other	7,879	13,071	—	15,466
Convertible notes	6,400	3,916	—	17,791
Weighted-average common shares outstanding, diluted	370,402	373,110	328,320	361,577

Table L: Net income (loss) per share
	Three Months Ended
	Q2'18		Q1'18		Q2'17
	GAAP	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
Net income (loss) (see Table I) [i]	$27,706	$124,964	$9,078	$100,296	$(16,920)	$74,704
Weighted-average common shares outstanding, diluted (see Table J) [ii]	371,967	376,038	370,592	372,726	329,860	363,890
Earnings per share - diluted [i/ii]	$0.07	$0.33	$0.02	$0.27	$(0.05)	$0.21

Table M: Net income (loss) per share
	Six Months Ended
	Q2'18		Q2'17
	GAAP	Non-GAAP	GAAP	Non-GAAP
Net income (loss) (see Table I) [i]	$36,784	$225,260	$(59,919)	$120,592
Weighted-average common shares outstanding (see Table K) [ii]	370,402	373,110	328,320	361,577
Earnings per share - diluted [i/ii]	$0.10	$0.60	$(0.18)	$0.33

Table N: Adjusted EBITDA
	Three Months Ended			Six Months Ended
	Q2'18	Q1'18	Q2'17	Q2'18	Q2'17
GAAP net income (loss) attributable to Cypress	$27,706	$9,078	$(16,920)	$36,784	$(59,919)
Interest and other expense, net	(14,143)	(18,154)	(16,407)	(32,297)	(35,766)
Income tax provision	(5,154)	(5,057)	(4,504)	(10,211)	(9,431)
Equity in net loss of and impairment of equity method investees	(3,755)	(3,461)	(4,835)	(7,216)	(9,911)
Net gain (loss) attributable to non-controlling interests	(88)	(12)	(66)	(100)	(130)
GAAP operating income	$50,846	$35,762	$8,892	$86,608	$(4,681)
Impact of reconciling items on operating income (see Table G)	88,559	77,825	82,298	166,384	160,780
Non-GAAP operating income	$139,405	$113,587	$91,190	$252,992	$156,099
Depreciation	16,239	17,140	16,045	33,379	32,202
Adjusted EBITDA	$155,644	$130,727	$107,235	$286,371	$188,301

CYPRESS SEMICONDUCTOR CORPORATION
SUPPLEMENTAL FINANCIAL DATA
(In thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	July 1, 2018	April 1, 2018	July 2, 2017	July 1, 2018	July 2, 2017
Selected Cash Flow Data (Preliminary):
Net cash provided by operating activities	$110,734	$31,678	$32,447	$142,412	$58,168
Net cash (used in) provided by investing activities	$(7,213)	$(14,173)	$(14,992)	$(21,386)	$6,658
Net cash used in financing activities	$(97,556)	$(62,348)	$(30,184)	$(159,904)	$(76,227)
Other Supplemental Data (Preliminary):
Capital expenditures	$25,593	$17,267	$15,577	$42,860	$29,349
Depreciation	$16,239	$17,140	$16,045	$33,379	$32,202
Payment of dividend	$39,404	$38,741	$36,217	$78,145	$71,754
Dividend paid per share	$0.11	$0.11	$0.11	$0.22	$0.22
Total debt (principal amount)	$955,553	$1,017,588	$1,280,390	$955,553	$1,280,390
Leverage ratio	1.71	2.00	3.42	1.71	3.42

CYPRESS SEMICONDUCTOR CORPORATION
RECONCILIATION OF GAAP FORWARDING-LOOKING ESTIMATES TO NON-GAAP FORWARD-
LOOKING ESTIMATES

	Forward-looking GAAP estimate (A)	Adjustments (B)			Forward-looking Non-GAAP estimate (C)=(A)+(B)
		Amortization of intangibles	Stock-based compensation expense	Other items
Gross margin	38.0% - 39.0%	7.4%	0.7%	0.4%	46.5% - 47.5%
Diluted earnings per share	$0.11 to $0.15	$0.14	$0.07	$0.04	$0.36 to $0.40

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